--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 6, 2001

                               ------------------

                             THE TJX COMPANIES, INC.

               (Exact name of Registrant as specified in charter)


           DELAWARE                        1-4908                       04-2207613
-------------------------------   ------------------------   -----------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S Employer Identification No.)
        incorporation)


                               770 Cochituate Road
                              Framingham, MA 01701

               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 390-1000

               (Registrant's Telephone number including area code)
                               ------------------



                             Exhibit Index on page 4

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

                  On February 6, 2001, the Registrant issued a press release announcing its intention to raise approximately $300 million gross proceeds (excluding proceeds of the over-allotment option, if any) through an offering of 20-year convertible zero-coupon subordinated notes.

                  On February 8, 2001, the Registrant issued a press release announcing that it had priced its previously announced offering of 20-year convertible zero-coupon subordinated notes.

                  Reference is made to the press releases which are included as
Exhibit 99.1 and Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

         Exhibit Number         Title
         --------------         -----
         99.1                   Press Release of the Registrant dated
                                February 6, 2001.
         99.2                   Press Release of the Registrant dated
                                February 8, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE TJX COMPANIES, INC.


                                   /s/ Donald G. Campbell
                                   ---------------------------------------
                                   Donald G. Campbell
                                   Executive Vice President and
                                   Chief Financial Officer

Date:    February 27, 2001

                                  EXHIBIT INDEX

Exhibit Number                  Description                                Page
--------------                  -----------                                ----
     99.1                       Press Release of the Registrant              5
                                dated February 6, 2001.

     99.2                       Press Release of the Registrant              6
                                dated February 8, 2001.